1 AMERANT BANCORP INC. RESTRICTIVE COVENANT AGREEMENT This Restrictive Covenant Agreement (“Agreement”) is made and entered into on this [___________] day of [________], 20[__], by and among Amerant Bancorp Inc., its successors and assigns (collectively, the "Company"), Amerant Bank, N.A., its successors, and assigns (collectively, the “Bank”), and [__________] (“Employee”). WHEREAS the Bank, along with its Affiliates (as defined in Section 4(a) herein), are in the business of banking; fiduciary, trust and custody services; securities, insurance brokerage, investment management, advice and related services; payments; money transmissions; lending; extending credit and deposit taking, all of the foregoing, whether domestic, international or both, and all services related or incidental to any of the foregoing (collectively, the “Business”); WHEREAS the Bank and/or its Affiliates (as applicable) desire to employ or continue to employ Employee to provide services which are of vital importance to the continued success of the Business, provided that Employee agrees to enter into and abides by the terms of this Agreement; WHEREAS to enable Employee to perform Employee’s job duties for the Bank and its Affiliates, the Bank and its Affiliates will provide Employee with highly confidential and proprietary information and trade secrets of the Bank, its Affiliates, and/or third parties with whom the Bank and/or its Affiliates are bound by a duty of confidentiality; WHEREAS the highly confidential and proprietary information and trade secrets that Employee will receive during Employee’s employment with the Bank and its Affiliates, are important to the success of the Bank and/or its Affiliates; and WHEREAS Employee recognizes that the Bank and its Affiliates have substantial relationships with prospective and existing customers and clients, and expect to further develop these substantial relationships in the future, and that, as an employee of the Bank or its Affiliates, Employee will necessarily learn a great deal about and participate in the development of such substantial relationships as part of Employee’s job duties for the Bank or its Affiliates. NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants expressed herein, including the Bank’s and its Affiliates’ agreement to provide Employee access to highly confidential and proprietary information and trade secrets of the Bank and its Affiliates and the business goodwill of the Bank and its Affiliates, the initial or continued employment of Employee by the Bank or its Affiliates, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows: 1. Recitals. The foregoing recitals are true and correct and are incorporated into and made a part of this Agreement. 2. At-Will Employment Status of Employee. Employee acknowledges and understands that this Agreement is not a contract of employment, and the Agreement does not alter

2 Employee’s status as an “at-will” employee of the Bank or any of its Affiliates. Employee’s employment may be terminated at will and at any time, with or without cause or notice, at the option of either the Bank and its Affiliates or Employee. 3. Non-Disclosure of Confidential and Proprietary Information and Trade Secrets. A. For purposes of this Agreement, 1) “Confidential Information” means and includes all information, whether written or oral, tangible or intangible (in any form or format, whether in paper format, electronic format or otherwise), of a private, secret, proprietary or confidential nature, of or concerning the Bank, its Affiliates, and/or the Business or operations of the Bank and its Affiliates, including without limitation: the Bank's and its Affiliate's unique selling, origination and servicing methods and business techniques; training, service and business manuals; promotional materials, and other training and instructional materials; vendor and product information; customer and prospective customer lists, other customer and prospective customer information; and other business information; financial information; proprietary computer programs, software, applications, directories, databases, passwords and access codes; marketing plans, materials, strategies and information; information regarding corporate opportunities; operating and business plans and strategies; research and development; policies and manuals; training materials; personnel information of employees that is private and confidential and is unrelated to wages, hours and other terms and conditions of employment; and information concerning planned or pending acquisitions or divestitures. Notwithstanding the foregoing, the term “Confidential Information” shall not include information which: (i) was known by Employee prior to employee’s employment with the Bank or its Affiliates; (ii) becomes available to Employee from a source other than the Bank, its Affiliates, or third parties with whom the Bank or its Affiliates are not bound by a duty of confidentiality; or becomes generally available or known in the industry or by the public through lawful means (except where such public disclosure has been made by Employee without authorization). 2) “Trade Secrets” means all forms and types of information including, but not limited to, business, technical, economic, or financial information, and any technical and nontechnical data compilations, programs, devices, methods, techniques, processes, prototypes, financial reports and plans, product plans, or lists of actual or potential clients or customers of the Bank or its Affiliates, which: (i) derive economic value, actual or potential, from not being generally known to, and not being readily ascertainable through proper means by, other persons who can obtain economic value from the disclosure or use, and (ii) are the subject of efforts by the Bank or its Affiliates that are reasonable under the circumstances to maintain the secrecy of the information. 3) “Third Party Information” includes confidential and proprietary information or trade secrets belonging to third parties, including but not limited to clients, customers, and vendors with whom the Bank or its Affiliates conduct business, which is disclosed to the Bank or its Affiliates pursuant to an agreement or understanding that such information be treated by the Bank and its Affiliates as confidential.

3 B. In disclosing Confidential Information, Trade Secrets, and Third Party Information to Employee, the Bank and its Affiliates are relying upon the following covenants, representations and agreements of Employee: 1) Employee agrees that all Confidential Information and Trade Secrets and all physical embodiments thereof received or developed by Employee are confidential to, and are and will remain the sole and exclusive property of, the Bank and its Affiliates. 2) Employee will not disclose, orally or in writing, directly or indirectly, any Confidential Information, Trade Secrets, or Third Party Information to any person or business entity unless such disclosure is legally mandated, expressly permitted by this Agreement, or prior written authorization is obtained from the Bank. 3) In the event that Employee is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, investigative demand or similar process) to disclose any Confidential Information, Trade Secrets, or Third-Party Information, Employee agrees to provide the Bank with prompt notice of such request(s) so that the Bank or its Affiliates may seek an appropriate protective order or other appropriate remedy. In the event that such protective order or other remedy is not obtained, or that the Bank grants Employee a waiver of the provisions hereunder, Employee may furnish that portion (and only that portion) of the Confidential Information, Trade Secrets, or Third-Party Information which Employee is required to disclose. 4) Employee will not use or permit use of any Confidential Information, Trade Secrets, or Third-Party Information for any reason except in the course of performing Employee’s duties during Employee’s employment with the Bank or its Affiliates, and solely on behalf of the Bank and its Affiliates. 5) During the course of Employee’s employment with the Bank or its Affiliates, Employee agrees to use Employee’ best efforts to maintain the confidentiality of the Confidential Information, Trade Secrets and Third-Party Information, including adopting and implementing all reasonable procedures prescribed by the Bank or its Affiliates to prevent unauthorized use of Confidential Information, Trade Secrets or Third-Party Information, or unauthorized disclosure of Confidential Information, Trade Secrets or Third-Party Information to any unauthorized person. 6) All documents, notes, records, memoranda or other written materials containing any Confidential Information, Trade Secrets, or Third Party Information, including copies, transcriptions, prints, work papers, reports, drawings, photographs, negatives, prototypes, summaries and reproductions thereof, whether in print, electronic or any other medium, and any other Bank or Affiliate property (including, laptop, cell phone, keys, keycards, access devices and codes), shall be returned to the Bank promptly upon termination of Employee’s employment with the Bank or its Affiliates, or at any other time upon the request of the Bank or its Affiliates. In the event that such items are not so returned upon termination of employment, the Bank or its Affiliates will have the right to charge Employee for all reasonable damages, costs, attorneys’ fees and other expenses incurred in searching for, taking, removing and/or recovering

4 such property. Except as necessary in the performance of Employee’s duties for the Bank or its Affiliates and as authorized by the Bank or its Affiliates, Employee agrees that Employee will not remove any hard copies of Confidential Information, Trade Secrets, or Third Party Information from the Bank’s or its Affiliate's premises, will not download, upload, or otherwise transfer copies of Confidential Information, Trade Secrets, or Third Party Information to any external storage media, cloud storage, personal email address of Employee, or email address that is not owned by the Bank or its Affiliates, and will not print hard copies of any Confidential Information, Trade Secrets, or Third Party Information that Employee accesses electronically from a remote location. 7) Employee specifically acknowledges that all such Confidential Information, whether reduced to writing, maintained on any form of electronic media, or maintained in Employee's mind or memory and whether compiled by the Bank or its Affiliates, or the Employee, derives independent economic value from not being readily known to or ascertainable by proper means by others who can obtain economic value from its disclosure or use, that reasonable efforts have been made by the Bank or its Affiliates to maintain the secrecy of such information, that such information is the sole property of the Bank or its Affiliates and that any retention and use of such information by the Employee during Employee's employment with the Bank or its Affiliates (except in the course of performing Employee's duties and obligations in the course of Employee's employment with the Bank or its Affiliates) or after the termination of Employee’s employment shall constitute a misappropriation of the Bank's and its Affiliate's trade secrets. C. The covenants and agreements herein restricting Employee’s disclosure and use of Confidential Information, Trade Secrets, and Third-Party Information shall survive the termination of this Agreement and shall continue while Employee is employed by the Bank or its Affiliates and thereafter. The covenants and agreements restricting Employee’s disclosure and use of Trade Secrets, whether belonging to the Bank, its Affiliates, or to a third party, will continue and be maintained for as long as permitted by any applicable law protecting Trade Secrets. D. Notwithstanding any of the foregoing provisions, this Agreement does not preclude Employee from: (i) filing a charge or participating in a proceeding conducted by the Equal Employment Opportunity Commission or any other federal, state or local government agency charged with enforcement of any law; (ii) reporting possible violations of any law, rule or regulation to any governmental agency or entity charged with enforcement of any law, rule or regulation; or (iii) making other disclosures that are protected under the whistleblower provisions of any law, rule, or regulation. E. Immunity Notice: Employee acknowledges that an individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that: (i) is made in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney, and made solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. Employee further acknowledges that an individual who files a lawsuit against an employer for retaliation for reporting a suspected violation of law may disclose the trade secret to the attorney representing the individual and use the trade secret information in the court proceeding, if the individual: (a) files any document

5 containing the trade secret under seal; and (b) does not disclose the trade secret, except pursuant to court order. 4. Non-Competition and Non-Solicitation. A. Definitions. As used in this Agreement: 1) “Affiliates” means the Company, and all direct and indirect subsidiaries, parents, affiliated, or related companies of either of the Bank or the Company for which Employee worked or had responsibility at the time of termination of Employee's employment hereunder and at any time during the two (2) year period prior to such termination. 2) “Applicable Period” means the period beginning with the date of this Agreement and ending one (1) year after the termination of Employee’s employment with the Bank or its Affiliates for any reason. 3) “Area” means (a) the geographic area within the county of any state in which the Bank or its Affiliates currently operate or operate in the future and (b) all of the specific customer accounts, whether within or outside of the geographic area described in (a) above, with which Employee had any contact or for which Employee had any responsibility (either direct or supervisory) at the time of termination of Employee's employment and at any time during the two (2) year period prior to such termination. B. Acknowledgements. The Bank and Employee acknowledge that: (i) the covenants contained herein restricting Employee’s right to compete with the Bank and its Affiliates and solicit the Bank’s and its Affiliates’ clients, customers and employees until the expiration of the Applicable Period are essential to the Bank’s or its Affiliate's willingness to employ or continue to employ Employee; (ii) the restrictive covenants contained herein are reasonable and necessary for protection of the legitimate business interests of the Bank and its Affiliates, including, but not limited to: the Confidential Information, Trade Secrets, client and customer good will, the Bank and its Affiliates’ substantial relationships with prospective and existing clients, customers and a productive, competent and undisrupted workforce; (iii) it would be inequitable and constitute unfair competition against the Bank and its Affiliates for Employee to compete with the Bank and its Affiliates in violation of this Agreement; and (vi) the restrictive covenants in this Agreement will not prevent Employee from earning a livelihood in Employee’s chosen business and they do not impose an undue hardship on Employee. C. Agreement Not to Compete. (1) During Employee's employment with the Bank or its Affiliates, Employee shall not compete with the Bank or its Affiliates anywhere in the world and, in accordance with this restriction, but without limiting its terms, Employee shall not: (a) enter into or engage in any Business which competes with the Business; (b) solicit customers, business, patronage or orders for, or sell, any products or services in competition with, or for any business that competes with the Business; (c) divert, entice or otherwise take away any customers, business, patronage or orders of the Bank or its Affiliates or attempt to do so; or (d) promote or assist, financially or otherwise, any

6 person, firm, association, partnership, corporation or other entity engaged in any business which competes with the Business. Employee agrees that following the termination of Employee's Employment and for the Applicable Period, Employee will not, anywhere within the Area, either directly or indirectly, on Employee’s own behalf or in the service of or on behalf of others: (x) enter into or engage in any Business which competes with the Business; (y) solicit customers, business, patronage or orders for, or sell, any products or services in competition with, or for any business that competes with the Business; or (z) divert, entice or otherwise take away any customers, business, patronage or orders of the Bank or its Affiliates or attempt to do so. (2) Employee will be in violation of this Section 4.C. if Employee engages in any or all of the activities set forth in Section 4. C. (1) directly as an individual on Employee's own account, or indirectly as a partner, joint venturer, employee, agent, salesperson, consultant, officer and/or director of any firm, association, partnership, corporation or other entity, or as a stockholder of any corporation in which Employee or Employee's spouse, child or parent owns, directly or indirectly, individually or in the aggregate, more than five percent (5%) of the outstanding stock or Voting Securities. For purposes of this Agreement, “Voting Securities” shall have the meaning provided in Board of Governors of the Federal Reserve System Regulation Y, §225.2(q). D. Agreement Not to Solicit. Employee will not, directly or indirectly, at any time during the Applicable Period, attempt to disrupt, damage, impair or interfere with the Business by raiding any of the Bank's or Affiliate's employees or soliciting any of them to resign from their employment with the Bank or Affiliate, or by disrupting the relationship between the Bank or Affiliate and any of its consultants, agents, representatives or vendors. Employee acknowledges that this covenant is necessary to enable the Bank and its Affiliates to maintain a stable workforce and remain in business. E. Agreement Not to Disparage. Employee agrees and covenants that Employee will not at any time make, publish or communicate to any person or entity or in any public forum any defamatory or disparaging remarks, comments or statements concerning the Bank or its Affiliates, employees, officers, and existing and prospective customers, investors and other associated third parties. However, this Section 4.E. is not intended to and shall not be construed to: (a) interfere with Employee's rights as described in 3.E. above, (b) in any way, restrictor impede Employee from exercising protected rights to the extent that such rights cannot be waived by agreement, (c) in any way preclude Employee from filing a charge or complaint with any governmental agency (such as the EEOC or state or local equivalent), or (d) prohibit Employee from complying with any applicable law or regulation or a valid subpoena or order of a court of competent jurisdiction or an authorized government agency, provided that such compliance does not exceed that required by the law, regulation or order, and also provided that to the extent permissible under applicable law Employee promptly provides written notice of any such subpoena or order to the Corporate Secretary of the Bank, as applicable. In addition, this Section 4.E. does not in any way restrict or impede Employee from making good faith statements in internal performance discussions or reviews or denying false statements made by others. F. Reformation. If any covenant or provision in this Section 4 shall be declared by a court of competent jurisdiction to be invalid as to time or geographic limitation, such court shall

7 reduce the invalid provisions to a reasonable and enforceable time or geographic limitation so as to make such provision valid, and the covenant, as modified, shall be enforced with retroactive effect. G. Equitable Tolling. The parties agree that the Applicable Period shall be extended by the length of time during which Employee is in breach of any of the covenants in this Section 4. H. Irreparable Harm/Relief. The parties acknowledge that a breach by Employee of any of Employee’s covenants and agreements under this Section 4 would cause irreparable harm to the Bank and its Affiliates, and that in the event of such a breach the Bank and its Affiliates shall be entitled to injunctive relief without the necessity of posting a bond (to the extent permissible under applicable law), in addition to all other remedies available at law or in equity. Additionally, except as provided under the terms of any plan or arrangement or applicable law or the Bank's or its Affiliate's clawback policies (whether in existence as of the date of this Agreement or later adopted), any breach of the Employee's covenants and agreements under this Section 4 will result in the immediate cessation and forfeiture of any remaining unpaid amounts under such plan or arrangement and the recovery of previously paid amounts under such plan or arrangement (any determination regarding the recovery of such payments will be made by the Bank in its sole discretion and in accordance with applicable law). 5. Inventions, Ideas, Processes and Designs. A. Employee agrees that the Bank and its Affiliates will own all rights, title, and interest to all work product, ideas, concepts, know-how, techniques, processes, methods, inventions, discoveries, developments, software, writing, innovations and improvements or other material or design developed or created by Employee, either solely or jointly with others, that: (a) are reasonably related to the Business; (b) involve the Bank’s and its Affiliate's actual or demonstrably anticipated research or development; (c) result from any work performed by Employee for the Bank or its Affiliates; (d) were conceived or originated at the Bank’s or its Affiliate's expense, at its facilities, or at its request; (e) were based on knowledge or information obtained during Employee’s employment with the Bank or its Affiliates; or (f) incorporate any Confidential Information or Trade Secrets (collectively, “Inventions”). Employee agrees that any idea, discovery, invention, improvement, software, writing or other material or design that relates to the Business or relates to the Bank's or its Affiliate's actual or demonstrably anticipated research or development which is conceived or suggested by Employee, either solely or jointly with others, within one (1) year following the termination of Employee's employment with the Bank or its Affiliates shall be presumed to have been so made, conceived or suggested in the course of such employment with the use of the Bank's or its Affiliate's equipment, supplies, facilities, or Trade Secrets. Inventions that are also Confidential Information and/or Trade Secrets shall also be subject to the provisions of Section 3 above. B. In order to determine the rights of Employee and the Bank or its Affiliates in any Invention, and to insure the protection of the same, Employee agrees that during the Employee's employment, and for one (1) year after termination of Employee's employment with the Bank or its Affiliate, the Employee will disclose immediately and fully to the Bank or Affiliate any Invention. The Bank and its Affiliates agree to keep any such disclosures confidential. Employee also agrees to record descriptions of all work in the manner directed by the Bank or

8 Affiliate and agrees that all such records and copies will be the exclusive property of the Bank and its Affiliates. Employee agrees that at the request of and without charge to the Bank or its Affiliate, but at the Bank's or its Affiliate's expense, the Employee will execute a written assignment of the Invention to the Bank or its Affiliate and will execute any agreement to further document assignment to the Bank or its Affiliate any application for letter patent or for trademark registration made thereon, and to any common-law or statutory copyright therein; and that Employee will do whatever may be necessary or desirable to enable the Bank or its Affiliate to secure any patent, trademark, copyright, or other property right therein in the United States and in any foreign country, and any division, renewal, continuation, or continuation in part thereof, or for any reissue of any patent issued thereon. In the event the Bank or its Affiliate is unable, after reasonable effort, and in any event after ten (10) business days, to secure Employee's signature on a written assignment to the Bank or Affiliate of any application for letters patent or to any common-law or statutory copyright or other property right therein, whether because of the Employee's physical or mental incapacity or for any other reason whatsoever, the Employee irrevocably designates and appoints the Corporate Secretary of the Bank as attorney-in-fact to act on Employee's behalf to execute and file any such application and to do all other lawfully permitted acts to further the prosecution and issuance of such letters patent, copyright or trademark. C. Employee acknowledges that, to the extent permitted by law, all work papers, reports, documentation, drawings, photographs, negatives, tapes and masters therefor, prototypes and other materials (hereinafter, “items”) (including, without limitation, any and all such items generated and maintained on any form of electronic media) generated by Employee during Employee's employment with the Bank or its Affiliates shall be considered a “work made for hire” and that ownership of any and all copyrights in any and all such items shall belong to the Bank. The item will recognize the Bank as the copyright owner, will contain all proper copyright notices, e.g., “(creation date) Amerant Bank, N.A., All Rights Reserved,” and will be in condition to be registered or otherwise placed in compliance with registration or other statutory requirements throughout the world. 6. Controlling Law. This Agreement and the validity, execution, construction, interpretation, performance and enforcement thereof shall be governed by the substantive and procedural laws of the state of Florida. 7. Jurisdiction and Venue. Any and all actions, causes of action, lawsuits, litigation, legal proceedings or special proceedings to construe, interpret or determine the validity of this Agreement and/or to enforce performance thereof shall be brought only in Miami Dade County, Florida. The parties consent to the choice of such a venue and waive any objections the parties might otherwise have to an inconvenient forum. 8. Waiver of Jury Trial. EMPLOYEE KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A JURY TRIAL IN ANY LAWSUIT THAT ARISES AT ANY TIME OUT OF THIS AGREEMENT OR EMPLOYEE’S EMPLOYMENT WITH THE BANK OR ITS AFFILIATES, WHETHER AT LAW OR IN EQUITY, WHETHER BASED ON A CLAIM OR COUNTERCLAIM AND REGARDLESS OF THE NATURE OF THE CLAIM OR COUNTERCLAIM, INCLUDING CLAIMS UNDER TORT, CONTRACT, STATUTORY, OR COMMON LAW.

9 9. Attorney’s Fees. In any litigation, lawsuit, legal or other proceedings brought in connection with the construction, interpretation, meaning, validity, performance or enforcement of this Agreement, the prevailing party shall be entitled to recover reasonable attorney’s fees and costs from the other party, whether the same be for negotiation, trial or appellate work. 10. Severability. The invalidity or partial invalidity of any portion of the Agreement will not affect the validity of any other provision. In the event that any provision of this Agreement is held to be invalid, the remaining provisions shall be deemed to be in full force and effect as if they had been executed by the parties subsequent to the expungement or judicial modification of the invalid provision. 11. Modification. This Agreement sets forth and establishes the entire understanding between the Bank and/or its Affiliates and the Employee and supersedes any previous agreement between the Bank and/or its Affiliates and the Employee relating to the subject matter hereof. No amendment or modification of this Agreement shall be valid or effective unless it is in writing and properly executed by all parties hereto. 12. Waiver. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any party. 13. Assignment. This Agreement may be assigned by the Bank without the authorization or consent of Employee, and shall be fully enforceable by the Bank’s successors and assigns. Employee cannot assign this Agreement or delegate Employee’s responsibilities under this Agreement. Employee agrees that each of the Bank’s current and future parent, subsidiaries, and Affiliates is an express third party beneficiary of this Agreement, and this Agreement, including the restrictive covenants set forth herein, are for the benefit of each of the Bank’s current and future parent, subsidiaries, and Affiliates. As such, each of the Bank’s current and future parent, subsidiaries, and Affiliates shall be entitled to enforce the Bank’s rights and remedies hereunder in all respects. 14. Notice. Any notice required or permitted under this Agreement shall be sent by certified mail or overnight courier to: (a) the Bank at its principal place of business, and (b) to Employee at the address provided to the Bank by Employee for income tax purposes. 15. Binding Effect. This Agreement shall be binding upon the parties as well as their heirs, executors, personal representatives, successors and assigns. 16. Survival; Independent Covenants. Except as otherwise provided in this Agreement, the provisions of this Agreement shall survive the termination of Employee’s employment with the Bank or its Affiliates. The restrictive covenants contained this Agreement are independent of any other obligations owed by the Bank to Employee. The existence of any claim or cause of action by Employee against the Bank or its Affiliates, whether based on this Agreement or otherwise created, shall not create a defense to the enforcement by the Bank or its Affiliates of any of the covenants contained herein.

10 17. Headings; Original Counterparts. The headings contained in the Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. This Agreement may be executed by electronic transmissions and in one or more counterparts, each of which shall be construed to be an original. 18. Employee’s Right to Counsel. Before signing this Agreement, Employee was advised of Employee’s right to consult with an attorney to review this Agreement and had the opportunity to have an attorney throughout the process leading up to the execution of this Agreement. Before signing this Agreement, Employee had full and adequate opportunity to review and read it. Moreover, Employee has read and reviewed this Agreement and acknowledges that Employee fully understands its contents, terms, provisions and conditions. IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above. EMPLOYEE ____________________________________ ____________________________________ Print Name AMERANT BANCORP INC. ____________________________________ By:_________________________________ Its:_________________________________ AMERANT BANK, N.A. ____________________________________ By:_________________________________ Its:_________________________________